UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 21, 2001


                           SANDY SPRING BANCORP, INC.
             (Exact name of registrant as specified in its charter)


          Maryland                    0-19065                 52-1532952
          --------                    -------                 ----------
(State or other jurisdiction of  (Commission file number)    IRS Employer
incorporation or organization)                             Identification No.)


                              17801 GEORGIA AVENUE
                              OLNEY, MARYLAND 20832
                              ---------------------
               (Address of principal executive offices) (Zip Code)


                                 (301) 774-6400
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Other Event

SANDY SPRING NATIONAL BANK OF MARYLAND BECOMES STATE-CHARTERED INSTITUTION

September 25, 2001

Sandy Spring National Bank of Maryland, a wholly-owned subsidiary of Sandy Spring Bancorp, Inc., announced today that its application to become a state-chartered trust company, filed on June 20, 2001, was recently approved by the Maryland State Commissioner of Financial Regulation. The bank commenced operations as Sandy Spring Bank, a state-chartered trust company, effective September 21, 2001.

ITEM 7.  Financial Statements and Exhibits.

(c) Exhibit 99.1  -- Press Release dated September 25, 2001.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              SANDY SPRING BANCORP, INC.
                                              (REGISTRANT)


Dated:   September 25, 2001                   By: /s/ Hunter R. Hollar
                                                  ------------------------------
                                                  Hunter R. Hollar
                                                  President and CEO

                                 EXHIBIT INDEX

Exhibit
Number          Description
-------         -----------

99.1            Press Release dated September 25, 2001.